UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2024

MasterBrand, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41545	88-3479920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway, Suite 300 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 877-622-4782

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 7.01.	Regulation FD Disclosure.

On June 17, 2024, MasterBrand, Inc. (the “Company”) commenced a private offering of $700.0 million aggregate principal amount of its senior notes due 2032 (the “Notes”), to be issued by the Company and guaranteed on a senior unsecured basis by subsidiaries that will guarantee the Company’s Amended Senior Secured Credit Facility (as defined herein) (the “Offering”).

The Company is furnishing certain information that will be included in the offering memorandum for the proposed Offering in this Item 7.01.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Amended Senior Secured Credit Facility and Use of Proceeds from the Offering

Concurrently with the closing of proposed Offering, the Company intends to amend and restate its existing credit facilities (the “Existing Senior Secured Credit Facilities”) to, among other things, (i) upsize the commitments under the revolving credit facility under the Existing Senior Secured Credit Facilities from $500 million to $750 million (as so amended, the “Amended Senior Secured Credit Facility”) and (ii) use borrowings under the Amended Senior Secured Credit Facility, together with the net proceeds of the proposed Offering and cash on hand, to fund the previously announced acquisition (the “Acquisition”) of Supreme Cabinetry Brands, Inc. (“Supreme”), repay all amounts outstanding under the existing term loan facility under the Existing Senior Secured Credit Facilities (the “Existing Term Loan”), including accrued and unpaid interest with respect to such amounts, and to pay all fees and expenses related to the Transactions (as defined herein).

The (i) issuance and sale of the Notes, (ii) entry into the Amended Senior Secured Credit Facility, (iii) consummation of the Acquisition, (iv) use of the net proceeds from the proposed Offering, together with borrowings under the Amended Senior Secured Credit Facility and cash on hand, to fund the Acquisition and repay all amounts outstanding under the Existing Term Loan, including accrued and unpaid interest with respect to such amounts, and (v) payment all fees and expenses related to such transactions referred to in this sentence, are collectively referred to as the “Transactions.”

While the Company currently expects to enter into the Amended Senior Secured Credit Facility concurrently with the closing of the Offering, there can be no assurance that the Company will be able to complete any such transaction. The Company’s ability to successfully syndicate the Amended Senior Secured Credit Facility could be impacted by market conditions, geopolitical and other events. The entry into and closing of the Amended Senior Secured Credit Facility is a condition to the closing of the proposed Offering.

LTM Financial Information

In connection with the presentation of certain financial information in the offering memorandum for the twelve months ended March 31, 2024 (“LTM Q1 2024”), as adjusted after giving effect to the Transactions, the Company reported the following information: (i) the Company expects to fully realize $10.2 million of Acquisition synergies within 18 months of the closing the Acquisition; and (ii) as of March 31, 2024, as adjusted after giving effect to the Transactions (but before fees and expenses related to the Acquisition), total debt would have been $1,143.0 million and cash and cash equivalents would have been $53.7 million.

Certain Financial Information of Supreme

For the year ended December 31, 2023, Supreme’s net income was $7.0 million, net sales were $253.4 million, capital expenditures were $9.6 million and adjusted EBITDA was $54.5 million. For the quarter ended March 31, 2024, Supreme’s net loss was $0.4 million, net sales were $66.8 million, capital expenditures were $1.5 million and adjusted EBITDA was $13.6 million. For LTM Q1 2024, Supreme’s net income was $6.1 million, net sales were $256.6 million, capital expenditures were $9.8 million and adjusted EBITDA was $55.7 million.

The following table presents reconciliations of Supreme’s adjusted EBITDA to net income for periods presented:

	Twelve months ended	Thirteen weeks ended	Fiscal year ended
(U.S. Dollars presented in millions)	March 31, 2024	March 31, 2024	December 31, 2023
Net income (loss) (GAAP)	$6.1	$(0.4)	$7.0
Interest expense	23.2	5.8	22.9
Income tax benefit	(6.7)	—	(6.7)
Depreciation expense	7.7	2.2	7.1
Amortization expense	17.4	4.4	17.4
EBITDA (Non-GAAP Measure)	$47.7	$12.0	$47.7
Facility start-up(a)	4.4	1.2	3.5
Management fees(b)	1.6	0.3	1.6
Sales tax liabilities(c)	0.2	0.1	0.1
Workers compensation insurance liabilities(d)	1.2	0.1	1.1
Stock-based compensation	0.7	0.2	0.7
Other	(0.1)	(0.3)	(0.2)
Adjusted EBITDA (Non-GAAP Measure)	$55.7	$13.6	$54.5

(a)	Facility start-up costs represent one-time costs incurred related to the preparation of a new facility for production.

(b)	Management fees paid to private equity ownership.

(c)	Sales tax liabilities represent one-time costs to settle sales tax liabilities across numerous jurisdictions after the asset acquisition of Bertch.

(d)
Workers’ compensation insurance liabilities relate to a third-party, guaranteed-cost workers’ compensation plan that Supreme adopted in January 2023 for Bertch. Bertch was self-insured prior to adopting this plan and incurred costs in fiscal year 2023 related to fiscal year 2022.

Supreme’s financial information is based on financial statements that were prepared by Supreme’s management, and do not include any contributions from synergies or cost savings that the Company’s management expects to achieve in the future. The information is based on reasonable assumptions and information management believes to be reliable and accurate and represents management’s good faith estimates that are made on the basis of such assumptions and information. This financial information has not been audited, reviewed, examined, compiled or subject to agreed upon procedures by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Non-GAAP Financial Measures

To supplement the financial information presented in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) in this Current Report on Form 8-K, certain non-GAAP financial measures as defined under Securities and Exchange Commission (“SEC”) rules have been included. It is the Company’s intent to provide non-GAAP financial information to enhance understanding of the Company’s financial information as prepared in accordance with GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for, other financial measures prepared in accordance with GAAP. The Company’s method of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. The Company presents Supreme’s adjusted EBITDA because it believes such measure is useful to investors in assessing the Company’s core operations and will be used in the management of its business following the completion of the Transactions, including decisions concerning the allocation of resources and assessment of performance.

•
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. The Company evaluates the performance of its business based on income before income taxes, but also look to EBITDA as a performance evaluation measure because interest expense is related to corporate functions, as opposed to operations. For that reason, the Company believes EBITDA is a useful metric to investors in evaluating its operating results.

•
Adjusted EBITDA is calculated by removing the impact of non-operational results and special items from EBITDA. The Company’s externally reported Adjusted EBITDA does not include an add back for stock-based compensation expense. However, the indenture that will govern the notes and the credit agreement that will govern the Amended Senior Secured Credit Facility will permit the add back of stock-based compensation expense to calculate Adjusted EBITDA. As such, all references to Adjusted EBITDA throughout this Current Report on Form 8-K reflect an add back for stock-based compensation expense.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements and cautionary statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding business strategies, market potential, future financial performance, and other matters. Statements preceded by, followed by or that otherwise include the word “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could,” are generally forward-looking in nature and not historical facts. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of the Company’s management. Although the Company believes that these statements are based on reasonable assumptions, they are subject to numerous factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those indicated in such statements. These factors include those listed under the heading “Risk factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the Company’s other filings with the SEC.

The forward-looking statements included in this Current Report on Form 8-K are made as of the date of this report and, except pursuant to any obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this report.

Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any such forward-looking statements include: (i) the Company’s ability to develop and expand its business; (ii) the Company’s ability to develop new products or respond to changing consumer preferences and purchasing practices; (iii) the Company’s anticipated financial resources and capital spending; (iv) the Company’s ability to manage costs; (v) the Company’s ability to effectively manage manufacturing operations, and capacity or an inability to maintain the quality of its products; (vi) the impact of the Company’s dependence on third parties to source raw materials and its ability to obtain raw materials in a timely manner or fluctuations in raw material costs; (vii) the Company’s ability to accurately price its products; (viii) the Company’s projections of future performance, including future revenues, capital expenditures, gross margins, and cash flows; (viii) the effects of competition and consolidation of competitors in the Company’s industry; (ix) costs of complying with evolving tax and other regulatory requirements and the effect of actual or alleged violations of tax, environmental or other laws; (x) the effect of climate change and unpredictable seasonal and weather factors; (xi) conditions in the housing market in the United States and Canada; (xii) the expected strength of the Company’s existing customers and consumers and any loss or reduction in business from one or more of our key customers or increased buying power of large customers; (xiii) information systems interruptions or intrusions or the unauthorized release of confidential information concerning customers, employees, or other third parties; (xiv) worldwide economic, geopolitical and business conditions and risks associated with doing business on a global basis; (xv) the effects of a public health crisis or other unexpected event; (xvi) changes in the anticipated timing for closing the Acquisition; (xvii) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Acquisition; (xviii) the outcome of any legal proceedings that may be instituted against the Company or Supreme; (xix) the inability to complete the Acquisition; (xx) the inability to recognize or delays in obtaining, anticipated benefits of the Acquisition, including synergies, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (xxi) business disruption during the pendency of or following the Acquisition; (xxii) diversion of management time on Acquisition-related issues; (xxiii) the reaction of customers and other persons during the pendency of the Acquisition; and (xxiv) other statements contained in this Current Report on Form 8-K regarding items that are not historical facts or that involve predictions.

Item 8.01	Other Events.

On June 17, 2024, the Company issued a press release announcing the commencement of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Notes will be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to certain non-U.S. investors pursuant to Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 17, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERBRAND, INC.

Date: June 17, 2024	By:	/s/ R. David Banyard, Jr.
	Name:	R. David Banyard, Jr.
	Title:	Chief Executive Officer